APPLETON FUNDS

APPLETON EQUITY GROWTH FUND

Supplement to the prospectus dated May 1, 2009
Supplement dated January 1, 2010

In the section of the prospectus entitled The Distributor, the first sentence of the paragraph is hereby amended by replacing the name of the Funds' former distributor, IFS Fund Distributors, Inc., with the name of the Funds' new distributor, Unified Financial Securities, Inc.  Additionally, on the back cover of the prospectus, the name and address of the Funds' Distributor should be changed to Unified Financial Securities, Inc, 2960 N. Meridian Street, Indianapolis, Indiana 46208.